Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Barrington H. Branch
Barrington H. Branch

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Geoffrey Button
Geoffrey Button

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ William Cavanaugh III
William Cavanaugh III

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Ngaire E. Cuneo
Ngaire E. Cuneo

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Charles R. Eitel
Charles R. Eitel

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Dr. Martin C. Jischke
Dr. Martin C. Jischke

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ L. Ben Lytle
L. Ben Lytle

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Jack R. Shaw
Jack R. Shaw

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Lynn C. Thurber
Lynn C. Thurber

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Dennis D. Oklak, Christie B. Kelly, and Howard L. Feinsand, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual reports on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2009, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 27, 2010

/s/ Robert J. Woodward, Jr.
Robert J. Woodward, Jr.